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                                                                   Exhibit 10.11

                                SECOND AMENDMENT

         THIS SECOND AMENDMENT (this "Amendment") dated as of January 24, 2003 to the Credit Agreement referenced below is by and among FTI Consulting, Inc., a Maryland corporation (the "Borrower"), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., as administrative agent (the "Administrative Agent").

                               W I T N E S S E T H

         WHEREAS, $200 million in credit facilities have been established in favor of the Borrower pursuant to the terms of that Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of August 30, 2002 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

         WHEREAS, the Borrower and the Lenders have agreed to modify the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

         2.    Amendments.

         (a)   In clause (c) of the definition of "Cash Equivalents" in Section
1.1 of the Credit Agreement, the phrase "or having an auction date" is added immediately following "maturing".

         (b) In the definition of "Cash Equivalents" in Section 1.1 of the Credit Agreement, the "and" before clause (e) is deleted, clause (e) is amended to read as set forth below and a new clause (f) is added to read as set forth below:

               (e) Investments, classified in accordance with GAAP as current assets, in money market mutual funds (as defined by Rule 2(a)-7 of the Investment Company Act of 1940) registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and which have the highest credit rating by any two of S&P, Moody's and Fitch Ratings Services, and

               (f) Investments in private placements which (i) seek to preserve principal, (ii) maintain a high degree of liquidity,
               (iii) invest in a diversified group of money market instruments and other short-term obligations, in each case which have the highest credit rating by any two of S&P, Moody's and Fitch Ratings Services, and (iv) generally maintain a dollar-weighted average portfolio maturity of 90 days or less, although the average portfolio maturity may extend to 120 days in the event of material redemption activity.

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         (c)   The following definition is added to Section 1.1 of the Credit
Agreement to read as follows:

               "LWG Disposition" means the sale or other disposition of the Capital Stock or Property of L.W.G., Inc. and Restortek, Inc.

         (d) The parenthetical in clause (a) of Section 8.5(a) of the Credit Agreement is amended to read as follows:

               (except up to 20% of the consideration of the Permitted Disposition may be deferred purchase price payment obligations of the purchasers, provided that (i) if the LWG Disposition is consummated prior to March 31, 2003, then up to 50% of the consideration for the LWG Disposition may be deferred purchase price payment obligations of the purchasers and (ii) if any other Permitted Disposition is consummated prior to March 31, 2003, then up to 30% of the consideration for such other Permitted Disposition may be deferred purchase price payment obligations of the purchasers)

         3. Conditions Precedent. This Amendment shall be effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Lenders.

         4. Representations and Warranties. The Borrower hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment and (c) the representations and warranties contained in
Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date)

         5. No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) shall remain in full force and effect.

         6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         7. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

                            [SIGNATURE PAGES FOLLOW]

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                           FTI CONSULTING, INC.,
                                    a Maryland corporation

                                    By:    /s/ Theodore I. Pincus
                                       -----------------------------------------
                                    Name:  Theodore I. Pincus
                                    Title: Chief Financial Officer and Executive
                                           Vice President

GUARANTORS:                         FTI APPLIED SCIENCES (ANNAPOLIS), LLC,
                                    a Maryland limited liability company
                                    FTI CORPORATE RECOVERY, INC.,
                                    a Maryland corporation
                                    FTI LITIGATION CONSULTING, LLC,
                                    a Maryland limited liability company
                                    KAHN CONSULTING, INC.,
                                    a New York corporation
                                    KLICK, KENT & ALLEN, INC.,
                                    a Virginia corporation
                                    L.W.G., INC.,
                                    an Illinois corporation
                                    POLICANO & MANZO, L.L.C.,
                                    a New Jersey limited liability company
                                    RESTORTEK, INC.,
                                    an Illinois corporation
                                    S.E.A., INC.,
                                    an Ohio corporation
                                    TECHNOLOGY & FINANCIAL CONSULTING, INC., a Texas corporation
                                    TEKLICON, INC.,
                                    a California corporation

                                    By:    /s/ Theodore I. Pincus
                                       -----------------------------------------
                                    Name:  Theodore I. Pincus
                                    Title: Treasurer of each of the Guarantors

                            [Signature Pages Follow]

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ADMINISTRATIVE
AGENT:                            BANK OF AMERICA, N.A., as Administrative Agent

                                  By:     /s/ Michael Brashler
                                     -----------------------------------------
                                  Name:   Michael Brashler
                                  Title:  Senior Agency Officer

LENDERS:                          BANK OF AMERICA, N.A.

                                  By:     /s/ Michael J. Landini
                                     -----------------------------------------
                                  Name:   Michael J. Landini
                                  Title:  Senior Vice President

                                  SUNTRUST BANK

                                  By:     /s/ Katherine A. Boozer
                                     -----------------------------------------
                                  Name:   Katherine A. Boozer
                                  Title:  Vice President

                                  WACHOVIA BANK, NATIONAL ASSOCIATION

                                  By:     /s/ William R. Goley
                                     -----------------------------------------
                                  Name:   William R. Goley
                                  Title:  Director

                                  COMERICA BANK

                                  By:     /s/ Jeffrey M. Lafferty
                                     -----------------------------------------
                                  Name:   Jeffrey M. Lafferty
                                  Title:  Account Officer

                                  NATIONAL CITY BANK

                                  By:     /s/ Heather M. McIntyre
                                     -----------------------------------------
                                  Name:   Heather M. McIntyre
                                  Title:  Corporate Banking Officer

                                  WEBSTER BANK

                                  By:     /s/ Matthew Daly
                                     -----------------------------------------
                                  Name:   Matthew Daly
                                  Title:  Vice President

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